UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _____________________

                                   FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-32143



                       Date of Report: January 21, 2005



                           INCODE TECHNOLOGIES CORP.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


            Nevada                                        33-0895699
  -----------------------------------------------------------------------
    (State of other jurisdiction of                 (IRS Employer
     incorporation or organization                   Identification No.)


    111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
    ----------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)


                                (973) 398-8183
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

	On January 21, 2005, Incode Technologies Corp. retained the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") to audit
Incode Technologies' financial statements for the year ended December 31, 2004. At no time during the prior two fiscal years or any subsequent period prior to January 21, 2005 did Incode Technologies consult with Rosenberg Rich regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered for Incode Technologies.

                                  EXHIBITS

        None.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INCODE TECHNOLOGIES CORP.

Dated:  March 2, 2005                By: /s/ James L. Grainer
                                     ---------------------------------
                                     James L. Grainer, Chief Executive
                                      Officer